Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 2020

                        ESG Opportunity Portfolio 2020-1

                          Supplement to the Prospectus

Effective March 2, 2020, Ingersoll-Rand PLC (ticker: IR) has spun off its industrial segment. The industrial segment then merged with Gardener Denver Holdings, Inc. The resulting merged entity will be known as Ingersoll Rand, Inc. and will maintain the "IR" ticker.

Additionally, following the spin-off, Ingersoll-Rand PLC has changed its name to Trane Technologies PLC (ticker: TT).

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of both Ingersoll Rand, Inc. and Trane Technologies PLC.

Supplement Dated:   March 2, 2020